UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2012

CITY NATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in charter)

State of New Jersey	0-11535	22-2434751
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

900 Broad Street, Newark, New Jersey 07102

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (973) 624-0865

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭ ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭ ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭ ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭ ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Effective as of July 11, 2012, Raul Oseguera ceases to (i) be employed as Senior Vice President of City National Bank of New Jersey (“CNBNJ”) and (ii) serve as Assistant Secretary of City National Bancshares Corporation (“CNBC”). CNBC and CNBNJ have yet to appoint another person to fill these positions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL BANCSHARES CORPORATION

Date: July 12, 2012	By:	/s/Edward R. Wright
	Name	Edward R. Wright
	Title:	Senior Vice President and Chief Financial Officer